SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Rx Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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Rx Funds Trust

Rx Tactical Rotation Fund Rx Traditional Allocation Fund Rx MAR Tactical Moderate Growth Fund Rx MAR Tactical Growth Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY 10105

(866) 410-2006

www.rxfunds.com

January 29, 2016

Dear Shareholder:

On behalf of the Board of Trustees of the Rx Funds Trust, formerly American Independence Funds Trust II, (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders of each of the separate investment series listed above (each a “Fund” and collectively, the “Funds”), to be held at 10:00 a.m. (Eastern time) on March 21, 2016, at the Trust’s offices located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105. While we encourage you to read the full text of the enclosed Joint Proxy Statement, we are also providing you with a brief overview of the proposals, which are as follows:

(1)   Approval of a New Advisory Agreement.

American Independence Financial Services, LLC (“American Independence” or the “Adviser”), your Fund’s investment adviser, entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix merged with American Independence to create a new company (the “Transaction”). The Transaction was consummated on July 31, 2015, and American Independence is now known as RiskX Investments, LLC. The current investment advisory agreement under which American Independence serves as investment adviser to your Fund terminated upon the closing of the Transaction.  In order to permit RiskX Investments to continue to serve as investment adviser to your Fund, securities laws require Fund shareholders to approve a New Advisory Agreement.

(2)   Approval of Sub-Advisory Agreements.

With respect to the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund, we are proposing two new sub-advisers to manage the assets of these two Funds - Welton Fund Advisors, LLC and Frame Global Asset Management; and therefore, are asking for approval of new investment sub-advisory agreements. Further details are provided in the Joint Proxy Statement.

(3)   Election of Trustees.

You are also being asked to approve the re-election of two (2) current Independent Trustees and the election of three (3) new Trustees to your Fund’s Board, one of whom, by reason of her position with, and ownership of, the Adviser, is referred to as an “Interested Trustee”.

In addition, shareholders are being asked for the approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A JOINT PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the Rx Funds Trust.

Sincerely,

John J. Pileggi

President

Rx Funds Trust

Rx Funds Trust

Rx Tactical Rotation Fund Rx Traditional Allocation Fund Rx MAR Tactical Moderate Growth Fund
Rx MAR Tactical Growth Fund

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Rx Funds Trust, formerly the American Independence Funds Trust II, (the “Trust”), a Delaware business trust, will be held at the Trust’s offices, located at 1345 Avenue of the Americas, 2nd Floor, New York, NY  10105, on March 21, 2016 at 10:00 a.m. (Eastern time) for the following purposes:

Proposal		Funds Affected
1.

To approve a new investment advisory agreement between the Trust and RiskX Investments, LLC (“RiskX Investments”) on behalf of the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund only.

Rx MAR Tactical Moderate Growth Fund and Rx MAR Tactical Growth Fund
2.	To approve the following new sub-advisory agreements between RiskX Investments, LLC and each of the sub-advisers named below:
	a. Investment sub-advisory agreement between RiskX Investments and Welton Fund Advisors, LLC.	Rx MAR Tactical Moderate Growth Fund and Rx MAR Tactical Growth Fund
	b. Investment sub-advisory agreement between RiskX Investments and Frame Global Asset Management, Ltd.	Rx MAR Tactical Moderate Growth Fund and Rx MAR Tactical Growth Fund
3.	The election of five Trustees, one of whom is an Interested Trustee.	All Funds
4.	To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.	All Funds

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved each of the proposals listed above and recommended that shareholders vote “FOR” each proposal.

The matters referred to above are discussed in detail in the joint proxy statement attached to this Notice.

The Board of Trustees has fixed the close of business on January 25, 2016 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of the Funds is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

John J. Pileggi

President

Rx Funds Trust

All shareholders are cordially invited to attend the meeting. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Rx Funds Trust

Rx Tactical Rotation Fund Rx MAR Tactical Moderate Growth Fund
Rx MAR Tactical Growth Fund
Rx Traditional Allocation Fund

(each a “Fund”, and together the “Funds”)

JOINT PROXY STATEMENT

FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 21, 2016

INTRODUCTION

This joint proxy statement is solicited by the Board of Trustees (the “Board”) of Rx Funds Trust, formerly the American Independence Funds Trust II, (the “Trust”) for voting at the joint special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern time) on March 21, 2016, at the Trust’s offices at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any and all adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Trust will furnish, without charge, a copy of the Funds’ most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the Rx Funds Trust at the address above or by calling toll-free (866) 410-2006. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

SOLICITATION OF PROXIES

The Board is soliciting votes from shareholders of the Trust with respect to each proposal discussed below. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about February 4, 2016. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust’s investment adviser or their affiliates or a professional solicitation organization, may solicit proxies by telephone, facsimile or personally, at no extra cost to shareholders. (See “Shareholder Meeting Costs and Voting Procedures” under “ADDITIONAL INFORMATION ABOUT THE FUNDS”).

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of each Fund is entitled to one vote on each proposal and on each other matter that it is entitled to vote upon at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of the Joint Special Meeting of Shareholders and described in this Joint Proxy Statement.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the proposals. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

The presence in person or by proxy of the holders of record of half (50%) of the outstanding shares of the Funds shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

Proposals 1, 2a and 2b require the affirmative vote of a “majority of the outstanding voting securities” of each Fund applicable to that proposal. The term “majority of the outstanding voting securities” of each Fund as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”) means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. Proposal 3 requires the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting for each Trustee.

The Board has fixed the close of business on January 25, 2016, as the record date (the “Record Date”) for determining holders of each Fund’s shares entitled to notice of and to vote at the Meeting. See “Ownership of Shares” under “ADDITIONAL INFORMATION ABOUT THE FUNDS” for record date shares of the Funds.

_____________________

PROPOSAL 1 – TO APPROVE A NEW ADVISORY AGREEMENT FOR THE FUNDS (Rx MAR Tactical Moderate Growth Fund and Rx MAR Tactical Growth Fund)

Shareholders of the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund (together the “MAR Tactical Funds”) are being asked to approve a Proposed Investment Advisory Agreement (the “New Advisory Agreement”) with RiskX Investments, LLC (“RiskX Investments” or the “Adviser”), formerly American Independence Financial Services, LLC (“American Independence”), as a result of a technical change in control of American Independence and the merger with FolioMetrix LLC. Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that any investment advisory agreement be in writing and be approved initially by both (1) the fund’s board of trustees (including a majority of those trustees who are not considered to be “interested persons” of the fund or a party to the agreement, as that term is defined in the 1940 Act (“Independent Trustees”), and (2) the fund’s shareholders. An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment adviser.  Among other things, an assignment covers any transfer of a controlling block of the adviser’s outstanding voting securities.  A controlling block is presumed if a person beneficially owns more than 25% of a company’s voting securities.

The Rx Tactical Rotation Fund and the Rx Traditional Allocation Fund commenced operations after July 31, 2015 The Investment Advisory Agreement dated August 4, 2015 for these two Funds is between RiskX Investments and the Trust on behalf of the two Funds and was approved by each respective Fund’s sole shareholder. Therefore, shareholders of these two Funds do not need to approve a New Investment Advisory Agreement.

The Board is recommending the approval of the New Advisory Agreement for the MAR Tactical Funds.  As is required by the 1940 Act, the current agreement provides for automatic termination upon its “assignment”. Under the 1940 Act, the change of control described below resulted in the assignment of the MAR Tactical Funds’ then current agreement, and in its automatic termination. Therefore, as is described below, shareholders of the Funds are being asked to approve a Proposed Investment Advisory Agreement for their respective MAR Tactical Fund(s) to assure continuity of advisory services by RiskX Investments, the same entity that currently advises the MAR Tactical Funds.

Background

American Independence was formed in 2004, as a Delaware limited liability company. American Independence has been the investment adviser to the Funds pursuant to an investment advisory agreement dated July 11, 2013 (the “Original Advisory Agreement”). Effective May 8, 2015, American Independence entered into a definitive agreement among FolioMetrix LLC (“Folio”) and FolioMetrix Funding LLC (“Funding”) whereby Folio would sell its assets to American Independence and Funding would enter into various loans with American Independence for the purpose of funding such acquisition (the “Transaction”). Funding is substantially directed by Mr. Donald Putnam, Managing Partner of Grail Partners (“Grail”), and the managing member of Funding. The closing of the Transaction (the “Closing”), which took place on July 31, 2015, caused a change in control of American Independence, the adviser to the Funds. The merger of Folio with American Independence created a new company called RiskX Investments, LLC (“RiskX Investments”). The Board of RiskX Investments, formerly of American Independence, was reconstituted to include Donald H. Putnam (Chair), John Pileggi (CEO), Jerry Murphey (President), Craig Cognetti, an affiliated member and a representative of Funding, and John Coyle. Mr. Coyle is also the Managing Director for Navellier & Associates, Inc., the sub-adviser to the International Alpha Strategies Fund and the Large Cap Growth Fund, each a series of the American Independence Funds Trust, an affiliated trust of Rx Funds Trust.

In anticipation of the Transaction, the Trust’s Board of Trustees, at a meeting held on March 18-19, 2015 (the “Board Meeting”), approved an interim investment advisory agreement between the Trust, on behalf of the MAR Tactical Funds, and RiskX Investments (the “Interim Advisory Agreement”), and the New Advisory Agreement, subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of the outstanding shares of a fund. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement with RiskX Investments. The Interim Advisory Agreement allows RiskX Investments to manage the MAR Tactical Funds, as their investment adviser, while the Board solicits shareholder approval for the New Advisory Agreement.

Based upon the considerations described below under “Approval of New Advisory Agreement by the Board of Trustees”, the Board, including the Independent Trustees, approved an Interim Advisory Agreement at a meeting of the Board of Trustees held on March 18-19, 2015. The compensation paid to RiskX Investments under the Interim Advisory Agreement was the same as the compensation paid under the Original Advisory Agreement. Given that the total operating expenses for each MAR Tactical Fund exceed each MAR Tactical Fund’s expense limitation ratio, the Adviser is reimbursing the MAR Tactical Funds and not receiving any fees. Had the MAR Tactical Funds’ operating expenses not exceeded the expense limitation ratios, payments to the Adviser would have been placed in an escrow account until such time as the New Advisory Agreement was approved by each MAR Tactical Fund’s shareholders. Upon

There are no material differences between the terms of the Interim Advisory Agreement and the terms of the New Advisory Agreement, except that the Interim Advisory Agreement terminates upon the earlier of (i) the 150th day following the termination of the Original Advisory Agreement; or (ii) the effectiveness of the New Advisory Agreement.

Subject to certain conditions, Rule 15a-4 under the 1940 Act permits the Board (including a majority of the Independent Trustees) to approve and enter into an Interim Advisory Agreement pursuant to which RiskX Investments may serve as investment adviser to the MAR Tactical Funds for up to 150 days from the termination of the Original Advisory Agreement, pending receipt of shareholder approval of the New Advisory Agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Agreement: (1) the compensation under the interim contract may be no greater than under the previous contract; (2) the Funds’ Board of Trustees, including a majority of the Independent Trustees, has voted in person to approve the interim contract before the previous contract is terminated; (3) the Funds’ Board of Trustees, including a majority of the Independent Trustees, determines that the scope and quality of services to be provided to the Funds under the interim contract will be at least equivalent to the scope and quality of services provided under the  previous contract; (4) the interim contract provides that the Funds’ Board of Trustees or a majority of the Funds’ outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the Adviser; (5) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a−4 and other differences determined to be immaterial by the Funds’ Board; (6) the interim contract provides in accordance with the specific provisions of Rule 15a−4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders; and (7) the Board of Trustees satisfies certain fund governance standards under Rule 0−1(a)(7) of the 1940 Act.

The Interim Agreement became effective on August 1, 2015, and, pursuant to Rule 15a-4, had a duration of 150 days; therefore, the Interim Agreement terminated on December 28, 2015. In order to avoid disruption of the Funds’ investment management program, and until the Meeting is held in order to consider and approve the New Advisory Agreement, RiskX Investments will continue to provide the MAR Tactical Funds with the same level of investment advisory services with no fees or expenses being payable by the MAR Tactical Funds to the Adviser. The same portfolio management team consisting of Dr. James Breech, of Cougar Global Investments, Ltd., the MAR Tactical Funds’ sub-adviser, and Mr. Charles McNally, of RiskX Investments, is expected to continue to manage the Funds’ portfolios until such time as shareholders approve the new sub-advisory agreements (see Proposal 2 below for further information). The Funds’ investment objectives, principal investment strategies and investment policies will remain the same. Each MAR Tactical Fund has discontinued accruing advisory fees effective December 28, 2015 and will not reinstate the accrual of advisory fees until each Fund’s shareholders approve the New Advisory Agreement. In addition, the expense limitation ratios have been lowered by the amount of the advisory fees.

How does Proposal 1 affect shareholders of the Trust?

The Transaction is not expected to result in any change in the portfolio management of the MAR Tactical Funds or in the investment objectives or policies of the MAR Tactical Funds.  In addition, as described below, there are no material differences between the Original Advisory Agreement and the New Advisory Agreement.  In this regard, the Original Advisory Agreement and the corresponding New Advisory Agreement contain the same terms, conditions, and fee rates, and provide for the same management services.

The Terms of the New Advisory Agreement

The terms of the New Agreement are the same in all material respects as the terms of the Original Agreement, which was last approved by the Trust’s Board of Trustees, including a majority of the Trustees who were not parties to such Agreement or interested persons of such parties, at the meeting held on March 18-19, 2015. A copy of the form of the New Advisory Agreement is attached as Appendix A to this Proxy.

Pursuant to the New Advisory Agreement, RiskX Investments will continue to provide investment research and portfolio management, including the selection of securities to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of each Fund are executed, or the selection of investment sub-advisers for the Funds. RiskX Investments’ activities are subject to review and supervision by the Trustees to whom RiskX Investments renders periodic reports of the Funds’ investment activities.  RiskX Investments, at its own expense, also will furnish the Trust with executive and administrative personnel, office space and facilities, and pays certain additional administrative expenses incurred in connection with the operation of each Fund.  Each Fund will continue to pay for its own operating expenses and for its share of its respective fund expenses not assumed by RiskX Investments including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the Independent Trustees and its pro-rata portion of premiums on the fidelity bond covering the Funds.

There will be no increase in advisory fees for any of the Funds. The annual advisory fees under the New Advisory Agreement and the Original Advisory Agreement for each Fund as a percentage of average net assets are as follows:

Fund	Annual Fee

Rx MAR Tactical Moderate Growth Fund	0.75%
Rx MAR Tactical Growth Fund	0.75%

In addition, under the New Advisory Agreement (as well as the Original Advisory Agreement), RiskX Investments is contractually obligated to reimburse each Fund for all expenses (except for extraordinary expenses such as litigation, expenses related to acquired fund fees, and interest and dividend expense on securities sold short) in excess of average daily net assets as set forth below. The expense limitations noted below are in effect until March 1, 2016.

Fund	Expense Limitation	Fund	Expense Limitation
Rx MAR Tactical Moderate Growth Fund		Rx MAR Tactical Growth Fund
Class A	1.33%	Class A	1.38%
Class C	1.95%	Class C	2.00%
Institutional Class	0.95%	Institutional Class	1.00%

RiskX Investments intends to renew the above expense limitations through March 1, 2017.

The New Advisory Agreement, unless sooner terminated, shall continue for two years after its initial approval by shareholders and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by (a) the vote of a majority of those Trustees of the Trust who are not parties to this New Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) a vote of a “majority” (as defined in the 1940 Act) of each Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to the New Advisory Agreement nor (ii) interested persons of any party to the New Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated without penalty at any time by the Trust with respect to one or more of the Funds to which the Investment Advisory Agreement applies (either by the Board of Trustees or by a majority vote of the terminating Fund’s outstanding shares); or by RiskX Investments on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Appendix B to this Proxy Statement sets forth the aggregate advisory fees paid to RiskX Investments (formerly to American Independence) for each MAR Tactical Fund during the most recent fiscal year and any fees waived pursuant to a contractual fee waiver agreement in place for the Funds. The date of the Current Advisory Agreement is July 11, 2013, and was last approved by the Board of Trustees at the organizational meeting of the Trust held on July 11, 2013.

In addition, RiskX Investments serves as the Administrator to the Trust and for these services receives an annual fee of 0.125% of average net assets of each Fund. The amounts paid to American Independence with respect to administration fees for the most recent fiscal year are set forth in Appendix B. American Independence has engaged a third party to perform certain administrative functions, and pays that third party from the administration fees received. RiskX Investments has continued to provide investment services to the Funds after the Transaction was effected and will continue to provide administrative services after the New Advisory Agreement is approved.

Approval of New Advisory Agreement by the Board of Trustees

At a meeting held March 18-19, 2015, the Board of Trustees unanimously approved the New Advisory Agreement, including all of the Independent Trustees. At a meeting held June 13, 2014 (the “2014 Contract Renewal Meeting”), the Board, including the Independent Trustees, reviewed certain materials and approved the continuation of the Original Advisory Agreement and Expense Limitation Agreement between the Trust and American Independence on behalf of each Fund.

In determining whether or not it was appropriate to approve the New Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments that was provided in connection with the 2014 Contract Renewal Meeting in addition to the information provided at the March 18-19, 2015 meeting. At a subsequent meeting held on June 18-19, 2015, the Board reviewed additional information in relation to expense fee comparisons for all the Funds.

Information considered by the Trustees included, among other things, the following:  (1) representation that the same persons responsible for management of the Funds under the Original Advisory Agreement are currently expected to continue to manage the Funds under the New Advisory Agreement; (2) that the compensation to be received by RiskX Investments under the New Advisory Agreement is the same as the compensation paid under the Original Advisory Agreement; (3) RiskX Investments’ representation that it will keep any existing expense limitation agreement in effect; (4) that the senior management personnel responsible for the management of RiskX Investments are expected to continue to be responsible for the management of RiskX Investments; (5) that the terms and conditions of the New Advisory Agreement, are substantially identical to those of the Original Advisory Agreement; and (6) the commitment of RiskX Investments that there will not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders.

Further, at the meetings held on March 18-19, 2015 and June 18-19, 2015 and at the 2014 Contract Renewal Meeting, the Board of Trustees reached its determinations with respect to the Original Advisory Agreement and to the New Advisory Agreement, based on the following factors: (1) the quality of the Adviser’s investment advisory and other services; (2) the Adviser’s investment management personnel; (3) the Adviser’s operations and financial condition; (4) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (5) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (6) each Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether the Adviser had waived or reimbursed any fees; (8) the level of the Adviser’s profitability from its Fund-related operations; (9) the Adviser’s compliance systems; (10) the Adviser’s policies on and compliance procedures for personal securities transactions; (11) the Adviser’s reputation, expertise and resources in the financial markets; and (12) each Funds’ performance compared with similar mutual funds.

In addition, at the March 18-19, 2015 meeting, the Trustees reviewed at length the terms and conditions of the Transaction resulting in the merger between American Independence and FolioMetrix. Factors considered were the following: (1) the details of the Transaction, including information on the operations and organizational structure of Grail and how the Adviser will be integrated within Grail, including any plans to merge and/or reorganize the Adviser; (2) the Adviser’s ability to perform its duties after the closing of the Transaction, including any planned or proposed changes to the Adviser’s operations and personnel that may affect a Fund; (3) whether the current investment strategies, restrictions or policies of a Fund are proposed to be changed and whether these changes will be in the best interests of the shareholders; (4) information about any benefits that may accrue to a Fund’s shareholders as a result of the Transaction (e.g., reduced expenses due to economies of scale); (5) the Adviser’s and Grail’s projected financial condition after the Transaction and whether the Adviser will have the financial strength and stability to carry out its obligations to the Funds in a manner that is consistent with the best interests of the Funds and their shareholders; (6) Grail’s and its affiliates’ history of regulatory compliance; and (7) what, if any, impact the Transaction is expected to have on a sub-adviser.

Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that, by approving the New Advisory Agreement, the Funds can be best assured that services from RiskX Investments will be provided without interruption. In reaching their conclusion with respect to the approval of the New Advisory Agreement, the Board members did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of an expense limitation agreement in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Funds and the Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

At the March 18-19, 2015 meeting, the Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on each of the Funds’ expenses, and the difficulty of forecasting its effect on the profitability of the Adviser. It was noted that, to the extent the Funds’ gross expenses currently were higher than their net expenses, the reduction of the Funds’ gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

The Board of Trustees also determined that the New Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and  information it considered relevant, the Board of Trustees unanimously approved the New Advisory  Agreement and voted to recommend its approval by each Fund’s shareholders.

If shareholders approve the New Advisory Agreement, it will go into effect on March 21, 2016. The New Advisory Agreement will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that such continuance is approved annually with respect to each Fund (i) by the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of a particular Fund, and, in either case, (ii) by a majority of the Trust’s Trustees who are not parties to the New Advisory Agreement or interested persons of any such party (other than as a Trustee of the Trust).

Information About RiskX Investments, LLC

RiskX Investments, LLC (formerly American Independence), a Delaware limited liability company, is the investment adviser for the Funds under the Current Agreement. RiskX Investments, located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2015, RiskX Investments had approximately $754 million in assets under management.

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of RiskX Investments is set forth below and those Trustees and officers of the Trust who hold positions with RiskX Investments are noted below. For further information regarding RiskX Investments, please see www.riskxinvestments.com.

The following table sets forth certain information with respect to the current executive officers and directors of RiskX Investments:

Name	Position with RiskX Investments	Position with Trust (if applicable)	Address
John J. Pileggi	Chief Executive Officer and Director	President, Assistant Treasurer and Interested Trustee	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
D. Jerry Murphey	President and Director	N/A	1000 SW Broadway, Portland, OR 97205
Eric M. Rubin	President, Fund Services	N/A	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
Thaddeus Leszczynski	Chief Compliance Officer	Chief Compliance Officer	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
Susan L. Silva	Chief Administrative Officer	Secretary and Treasurer	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
Julie Koethe	Chief Financial Officer	N/A	101 S 108th Avenue, Suite 101, Omaha, NE 68154
Donald Putnam	Chairman and Director	N/A	423 Washington St., 2nd Fl., San Francisco, CA 94111
S. Craig Cognetti	Director	N/A	423 Washington St., 2nd Fl., San Francisco, CA 94111
John Coyle	Director	N/A	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
Arrivato Holdings, LLC	Member	N/A	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
AIFS Acquisition, LLC	Member	N/A	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
FolioMetrix Funding LLC	Member	N/A	423 Washington St., 2nd Fl., San Francisco, CA 94111

Expenses related to Proposal 1

All mailing, proxy solicitation and tabulation expenses associated with Proposal 1 will be borne by the Adviser.

Vote Required for Proposal 1

Shareholders of each MAR Tactical Fund who own shares at the close of business on the Record Date, January 25, 2016, will be entitled to notice of, and vote at, the Special Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shareholders of each MAR Tactical Fund vote separately to determine whether the proposal is approved for that respective Fund.

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD OF TRUSTEES OF THE FUNDS, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

_____________________

PROPOSALS 2(a) & 2(b) – Approval of New Sub-Advisory Agreements with Welton Fund Advisors, LLC and Frame Global Asset Management, Ltd. (Rx MAR Tactical Moderate Growth Fund and Rx MAR Tactical Growth Fund)

Shareholders of the MAR Tactical Moderate Growth Fund and MAR Tactical Growth Fund (the “MAR Tactical Funds”) are being asked to approve Proposed Investment Sub-Advisory Agreements between RiskX Investments and (a) Welton Fund Advisors, LLC (“Welton”), and (b) Frame Global Asset Management, Ltd. (“Frame Global”) (each a “Sub-Advisory Agreement” and together the “Sub-Advisory Agreements”) per the recommendation by RiskX Investments and the approval by the Board of Trustees.

At a Board meeting held on June 19, 2015, the Board of Trustees of the Rx Funds Trust, including a majority of the Independent Trustees, unanimously approved the Investment Sub-Advisory Agreement between RiskX Investments and Welton subject to the approval of the MAR Tactical Funds’ shareholders.

At a Board meeting held on July 28, 2015, the Board of Trustees of the Rx Funds Trust, including a majority of the Independent Trustees, unanimously approved the Investment Sub-Advisory Agreement between RiskX Investments and Frame Global subject to the approval of the MAR Tactical Funds’ shareholders as well as the sub-advisory agreement between the adviser and Welton. The Trustees approval of the Investment Sub-Advisory Agreement with Frame Global was also contingent upon the firm’s registration with the Securities and Exchange Commission, which was effective January 14, 2016.

Federal securities laws generally require that shareholders approve agreements with an investment adviser or sub-adviser. The Board is recommending the approval of the Sub-Advisory Agreements for the MAR Tactical Funds.

Background

Effective May 1, 2015, the sub-advisory agreement between American Independence and Cougar Global Investments, Ltd. (“Cougar Global”), the MAR Tactical Funds’ sub-adviser, by its terms, and in accordance with certain provisions of the 1940 Act, was terminated upon the purchase of Cougar Global by Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial (the “ Cougar Transaction”).

In order to avoid disruption of the Funds’ investment management program, in anticipation of the Transaction, the Trust’s Board of Trustees approved an interim sub-advisory agreement (the “Interim Cougar Agreement”), between American Independence and Cougar Global on behalf of the MAR Tactical Funds in accordance with Rule 15a-4 under the 1940 Act.  The Interim Cougar Agreement became effective on May 1, 2015 upon consummation of the Cougar Transaction for a term of no longer than 150 days pursuant to Rule 15a-4. Effective September 28, 2015, the Interim Cougar Agreement terminated upon the 150th day. In order to avoid disruption of the MAR Tactical Funds’ investment management program, and until the Meeting of shareholders to approve the two new sub-advisers, we believe Cougar Global will continue to provide the Funds with the same level of investment sub-advisory services, with no fees or expenses being payable by the MAR Tactical Funds or the Adviser to Cougar Global. The same portfolio management team consisting of Dr. James Breech, of Cougar Global, and Mr. Charles McNally, of RiskX Investments, will continue to manage the MAR Tactical Funds’ portfolios. As stated above under “Background” for Proposal 1, the MAR Tactical Funds are not accruing advisory fees due to the lapse of the Interim Advisory Agreement.

At meetings held on June 19, 2015 and July 29, 2015, RiskX Investments proposed to the Board engaging, as sub-advisers to the MAR Tactical Funds, Welton Fund Advisors, LLC and Frame Global Asset Management, Ltd., respectively. RiskX Investments had expressed concern regarding recent departures of key investment personnel from Cougar after the announcement of the acquisition by Eagle Asset Management, Inc. Welton will provide portfolio management, optimization, risk oversight, and trade execution for the MAR Tactical Funds, based on the recommendation and direction of Frame Global. Ms. Deborah Frame, President and CEO of Frame Global, was previously with Cougar as Vice President of Investments, prior to the Cougar Transaction, and served as a portfolio manager for the MAR Tactical Funds.

How do Proposals 2(a) and 2(b) affect shareholders of the MAR Tactical Funds?

Fees. There will be no increase in advisory fees or sub-advisory fees for the MAR Tactical Funds due to the engagement of Welton and Frame Global under the Sub-Advisory Agreements. The annual advisory fees payable to RiskX Investments will remain at 0.75% of each MAR Tactical Fund’s average net assets. In addition, RiskX Investments continues to be contractually obligated to reimburse each MAR Tactical Fund for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of average daily net assets until March 1, 2016 as follows:

Fund	Expense Limitation	Fund	Expense Limitation
MAR Tactical Moderate Growth Fund		MAR Tactical Growth Fund
Institutional Class	0.95%	Institutional Class	1.00%
Class A	1.33%	Class A	1.38%
Class C	1.95%	Class C	2.00%

RiskX Investments intends to renew the above expense limitations through March 1, 2017.

Welton and Frame Global will each receive their sub-advisory fees, as described below in “Terms of the Sub-Advisory Agreements”, from the Adviser out of the total advisory fees received from each MAR Tactical Fund. The MAR Tactical Funds and their shareholders will not incur additional fees related to the Sub-Advisory Agreements.

Investment Objective and Strategies. There will be no change to the MAR Tactical Funds’ investment objectives and strategies. The primary objective of the Rx MAR Tactical Moderate Growth Fund is moderate capital growth, with a secondary objective to generate current income, while the primary objective of the Rx MAR Tactical Growth Fund is long-term growth.

The MAR Tactical Funds seek their objectives by allocating net assets to four asset classes (equity, fixed income, cash and commodities) and multiple sub-asset classes (subsets of the four asset classes) through investments in exchange-traded funds (“ETFs”) whose underlying investments trade in U.S. and international markets, including emerging markets, but are listed on U.S. exchanges. The underlying investments of the ETFs will include the following: (i) common and preferred stocks of all market capitalizations and investment types (e.g., value and growth) in global markets, including emerging markets, all of which are considered to be sub-asset classes; (ii) fixed-income securities with varying maturities and credit quality, including high yield securities (commonly known as “junk bonds”), convertible debt, investment grade corporate bonds, asset- and mortgage-backed securities, municipal bonds and both domestic and foreign sovereign debt bonds, including those in emerging markets, all of which are also examples of sub-asset classes; and (iii) commodities (e.g., gold).

Frame Global will use its own analysis to construct an appropriate portfolio for each MAR Tactical Fund based on macroeconomic forecasting. Welton will be responsible for performing risk oversight and executing the trades.

Terms of the Sub-Advisory Agreements

It is proposed that RiskX Investments and Welton, on behalf of the MAR Tactical Funds, enter into an investment sub-advisory agreement, to become effective upon the date of shareholder approval (the “Welton Sub-Advisory Agreement”). In addition, it is proposed that RiskX Investments and Frame Global, on behalf of the MAR Tactical Funds, enter into an investment sub-advisory agreement, to become effective upon the date of shareholder approval (the “Frame Global Sub-Advisory Agreement”). Under Section 15(a) of the 1940 Act, each new Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the respective Sub-Advisory Agreement, and (ii) the shareholders of each Fund. Based upon the considerations described below under “Approval of the Sub-Advisory Agreements by the Board of Trustees”, the Board, including all of the Independent Trustees, approved the Welton Sub-Advisory Agreement on June 19, 2015, and the Frame Global Sub-Advisory Agreement on July 28, 2015.

For services rendered by the Sub-Advisers, under the Sub-Advisory Agreements, RiskX Investments has agreed to pay the following rates on the average net assets of each MAR Tactical Fund:

Sub-Adviser	Rate
Welton	0.1875%
Frame Global	0.1875%

There is no proposed change to the advisory fee rate paid by the MAR Tactical Funds to the Adviser.

Each New Sub-Advisory Agreement, unless sooner terminated, shall continue for two years after its initial approval by shareholders and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by (a) the vote of a majority of those Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to the Sub-Advisory Agreement nor (ii) interested persons of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement terminates automatically on its assignment and may be terminated at any time without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to the respective Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser and the Fund. The Frame Global Sub-Advisory Agreement will also automatically and immediately terminate upon termination of the sub-investment advisory agreement between the Adviser and Welton Fund Advisors LLC.

With respect to liability of either Welton or Frame Global to the MAR Tactical Funds, no provision of the respective Sub-Advisory Agreements shall be deemed to protect Welton or Frame Global against any liability to the MAR Tactical Funds or their shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Sub-Advisory Agreements.

Copies of the forms of the Sub-Advisory Agreements are attached as Appendix C to this Proxy.

Approval of Sub-Advisory Agreements by the Board of Trustees

At a meeting held June 19, 2015, the Board unanimously approved the Welton Sub-Advisory Agreement, including all of the Independent Trustees. At a meeting held July 28, 2015, the Board unanimously approved the Investment Sub-Advisory Agreement with Frame Global, including all of the Independent Trustees, pending Frame Global’s registration with the U.S. Securities Exchange Commission.

In determining whether or not it was appropriate to approve each of the Sub-Advisory Agreements and to recommend their approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments and each Sub-Adviser, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments and the Sub-Advisers that was provided in connection with the meetings held in June 19, 2015 and July 28, 2015.

Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Funds would not be any greater even under the Sub-Advisory Agreements; (2) RiskX Investments’ representation and each Sub-Adviser’s understanding of the existing expense limitation agreements in effect; (3) that the terms and conditions of the Sub-Advisory Agreements are the same in all material respects to those of other sub-advisory agreements under the Trust, except with respect to the Frame Global Sub-Advisory Agreement which has terms contingent upon the Welton Sub-Advisory Agreement; and (4) the commitment of RiskX Investments, Welton, and Frame Global that there will not be any diminution in the nature, quality and extent of services provided to the Funds or their shareholders.

Further, at the June 19th and July 28th meetings, the Board reached its determinations with respect to the Sub-Advisory Agreements, based on the following factors: (1) the quality of each Sub-Adviser’s investment advisory and other services; (2) each Sub-Adviser’s investment management personnel; (3) each Sub-Adviser’s operations and financial condition; (4) each Sub-Adviser’s brokerage practices (including any soft dollar arrangements and any benefits a Sub-Adviser would receive from its relationship with the Funds); (5) the level of the fees that each Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (6) each Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether RiskX Investments had waived or reimbursed any fees; (8) the level of each Sub-Adviser’s profitability including the anticipated impact to its profitability under their relationship with the Funds; (9) each Sub-Adviser’s compliance systems; (10) each Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (11) each Sub-Adviser’s reputation, expertise and resources in the financial markets; and (12) each Fund’s performance compared with similar mutual funds.

The Trustees discussed the extent to which economies of scale were projected by RiskX Investments and each Sub-Adviser to be realized as each Fund’s assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of RiskX Investments and the Sub-Advisers, and their affiliates, for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on each Fund’s expenses, and the difficulty of forecasting its effect on the profitability of RiskX Investments and the Sub-Advisers. It was noted that, to the extent each Fund’s gross expenses currently were higher than its net expenses, the reduction of each Fund’s gross expenses through the achievement of economies of scale might benefit RiskX Investments and the Sub-Advisers by reducing the expenses that the Adviser and Sub-Advisers must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

In reaching their conclusion with respect to the approval of the Sub-Advisory Agreements, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of RiskX Investments and the Sub-Advisers to the successful operation of each Fund, and the level of expenses of each Fund, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Funds, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Funds, the Adviser and each Sub-Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the Sub-Advisory Agreements are in the best interests of the Funds and their shareholders. Accordingly, after consideration of the above factors, and such other factors and  information it considered relevant, the Board unanimously approved each of the Sub-Advisory Agreements and voted to recommend approval by each Fund’s shareholders with respect to that Fund’s Sub-Advisory Agreement(s).

If shareholders approve the Sub-Advisory Agreements, each will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the respective Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, (ii) by a majority of the Independent Trustees.

Information About Each Sub-Adviser

Welton Fund Advisors, LLC (“Welton”)

Welton is headquartered at Eastwood Building, San Carlos Between 5/6, Carmel, CA 93921. Welton is an SEC registered investment adviser firm dedicated exclusively to the management of funds. Welton is a wholly-owned subsidiary of Welton Investment Partners LLC (“WIP”), a privately-held investment manager formed in 2014 that serves as the investment manager to, and managing member of, privately offered U.S. and non-U.S. hedge fund portfolios. WIP also provides investment advisory services to multi-manager funds, institutions, private banks and family offices. As of December 31, 2015, Welton, together with WIP, manages over $530 million in assets.

Portfolio Managers.

Dr. Patrick Welton. Dr. Welton is the Chief Executive Officer, Chief Investment Officer and Principal of WIP. Dr. Welton co-founded Welton Investment Systems Corporations, the predecessor firm to WIP, in 1988. Dr. Welton has served on committees for the Managed Funds Association (“MFA”) and was a member of the Board of Directors of the National Futures Association (“NFA”) from 1997 to 2000. Dr. Welton currently chairs the investment committee of a foundation and a California pension plan. He holds undergraduate, doctoral and postdoctoral degrees from the University of Wisconsin, University of California, Los Angeles (“UCLA”), and Stanford University respectively.

Brent Hankins, CAIA. Mr. Hankins is the Director of Portfolio and Trading Operations and a Principal of WIP. His primary responsibilities include portfolio oversight, management of the firm’s trading operations and participation in the firm’s research process.  Drawing on his depth of experience with Welton, Mr. Hankins has spoken at numerous alternative investment conferences throughout the U.S. and Asia.  He holds the CAIA designation and earned a BS from California Polytechnic University at San Luis Obispo.

Additional Information Regarding Welton. Information regarding the name(s) and principal occupation(s) of the principal executive officer(s) and partner(s) of Welton tis set forth in below. The address for each listed below is Eastwood Building, San Carlos Between 5/6, Carmel, CA 93921. For further information regarding Welton, please see www.weltonfunds.com.

Name	Title or Status
Justin B. Dew	Chief Executive Officer
Guillaume P. Detrait	Chief Operating Officer
David S. Nowlin	Chief Compliance Officer
Welton Investment Partners LLC	Sole Member

Other Funds Advised by Welton. As of the Record Date, Welton does not act as investment adviser with respect to another registered investment company with the same investment objective and strategies as the MAR Tactical Funds. Welton has filed under the Trust for Professional Managers the Welton Global Trend Fund which went effective May 2014, but it has not yet commenced operations.

Relationships with the MAR Tactical Funds. No officer or Trustee of the MAR Tactical Funds is an officer, employee, director, general partner or shareholder of Welton or has any material direct or indirect interest in Welton or any other person controlling, controlled by or under common control with Welton. However, Mr. Donald Putnam, Chairman and Director of RiskX Investments, the adviser to the MAR Tactical Funds, is also a Director of Welton Investment Partners LLC (“WIP”), which is the sole member of Welton Fund Advisors LLC. As of December 31, 2015, Grail Partners (“Grail”), and its related affiliates and subsidiaries, indirectly owns less than 25% of WIP and Mr. Donald Putnam is co-founder and Managing Partner of Grail. Ms. Darlene DeRemer, co-founder and Partner of Grail, has also been nominated as Interested Trustee of the Trust (please see Proposal 4 for more information). In addition, Mr. Craig Cognetti serves as a Director of RiskX Investments and is a Partner of Grail. As of December 31, 2015, Grail, and its related affiliates and subsidiaries, indirectly owns approximately 6% of RiskX Investments. However, through the ability to exercise convertible notes, Grail, and its related affiliates and subsidiaries, could own as much as 45%.  Also, Grail, through its ownership in related affiliates and subsidiaries and the services of Messrs. Cognetti and Putnam as Directors of the MAR Tactical Funds’ Adviser, is deemed to “control” (as defined under the 1940 Act) the Adviser.

During the fiscal year ended October 31, 2015, the MAR Tactical Funds paid no commissions to brokers affiliated with Welton.

Frame Global Asset Management LLC (“Frame Global”)

Frame Global, which was established in July 2015, is an independent non-resident Investment Advisor registered with the Securities and Exchange Commission and a Portfolio Manager registered with the Ontario Securities Commission in Canada. Frame Global is not affiliated with any parent company and is wholly owned by employees. Frame Global is located at 20 Adelaide Street East, Unit 920 in Toronto, Ontario, Canada and is an ETF tactical strategist manager. As of December 31, 2015, Frame Global had no direct assets under management.

Portfolio Manager.

Deborah Frame. Ms. Frame heads the firm’s ETF Strategy Team. She has held executive positions over the past 30 years at a number of major Canadian life insurance and investment firms and has sat as a board member of both public and private companies.  She was Chief Investment Officer at a Canadian life insurance company prior to moving to Cougar Global Investments, a Global Tactical ETF Portfolio Strategist in 2009, where she was Vice President Investments. While at Cougar Global, she oversaw the firm’s use of qualitative and quantitative asset allocation models that focused on downside risk optimization through the use of Exchange Traded Funds. She holds an MBA from York University with a concentration in Finance and an undergraduate degree in Economics and Business from the University of Guelph. She is a registered Portfolio Manager - Advising Representative with the Ontario Securities Commission and a CFA Charterholder.

Deborah is also the Co-Head of the Canadian Chapter of Women in ETFs. Founded in January 2014, Women in ETFs encourages and supports women in the ETF industry in the United States, Canada, Europe and Asia Pacific.

Additional Information Regarding Frame Global. Information regarding the name(s), principal occupation(s) and address(es) of the principal executive officer(s) and partner(s) of Frame Global is set forth below and the address of each is 20 Adelaide Street East, Suite 920, Toronto, Ontario M5C 2T6. For further information regarding Frame Global, please see www.frameglobal.com.

Name	Title or Status
Deborah Frame	President and CEO	20 Adelaide Street East, Suite 920, Toronto, Ontario M5C 2T6
Catherine Dorna	Vice President and Portfolio Manager	20 Adelaide Street East, Suite 920, Toronto, Ontario M5C 2T6
Drew Millard	Vice President and Portfolio Manager	20 Adelaide Street East, Suite 920, Toronto, Ontario M5C 2T6
Richard McIntyre	Director	1 Adelaide Street East, Suite 2100, Toronto, Ontario M5C 2V9
Thomas F. Lydon	Director	2010 Main Street, Suite 1170, Irvine, CA 92614

Other Funds Advised by Frame Global. As of the Record Date, Frame Global does not act as investment adviser with respect to another registered investment company.

Relationships with the MAR Tactical Funds. No officer or Trustee of the MAR Tactical Funds is an officer, employee, director, general partner or shareholder of Frame Global or has any material direct or indirect interest in Frame Global or any other person controlling, controlled by or under common control with Frame Global.

During the fiscal year ended October 31, 2015, the MAR Tactical Funds paid no commissions to brokers affiliated with Frame Global.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THESE PROPOSALS NOS. 2(a)&(b).

_____________________

PROPOSAL 3 – Election of Trustees

For the Trust, the Board of Trustees oversees the management of the Funds, including general supervision of each Fund’s investment activities.  Among other things, the applicable Board generally oversees the portfolio management of each Fund and reviews and approves each Fund’s advisory and sub-advisory contracts and other principal contracts.

Under this Proposal 3, it is proposed that the following five Trustees be elected to hold office until their successors are duly elected and qualified: Ms. Darlene DeRemer, Mr. Jeffrey Haas, Mr. Thomas Kice, Mr. Peter Ochs and Mr. George Mileusnic (each a “Nominee” and together the “Nominees”). The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of each Nominee.

Ms. Darlene DeRemer is being proposed for election to the Board of Trustees of the Trust as an Interested Trustee, replacing the current Interested Trustee, Mr. John Pileggi. As one of the conditions of the Transaction, a member of Grail Partners would become the Interested Trustee on the Board of the Trust. If elected, Ms. DeRemer will serve as the Interested Trustee for the Trust and, the current Interested Trustee of the Board, Mr. Pileggi, will resign from his position.

Messrs. Haas and Mileusnic are each an Independent Trustee and are being proposed for re-election to the Board of Trustees of the Trust, and Messrs. Kice and Ochs are each an Independent Trustee and are being proposed to be elected to the Board.

For the reasons discussed below, the Board recommends that shareholders vote “FOR” the election of all Nominees.

Background

The Trust’s Board of Trustees currently consists of three Trustees, all of whom were elected by the initial shareholder of the Trust. Initially, the Board of Trustees consisted of four Trustees, with one of the initial Trustees having resigned in 2013, and the Trustee who replaced that Trustee recently resigned as of September 30, 2015.

Section 16(a) of the 1940 Act generally requires that the trustees of an investment company be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed without the election of shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Currently, three of the initial four Trustees (75% of the Board) have been elected by shareholders. Accordingly, the Trust is in compliance with Section 16(a) of the 1940 Act. Nonetheless, in order to retain greater operational flexibility to fill Board vacancies in the future, the Board has determined that each of the two Independent Trustees currently serving on the Board should be submitted for election by shareholders at the Meeting in addition to the newly nominated Trustees so that 100% of the Board will have been elected by shareholders if shareholders approve the proposal.

Each of the Nominees has consented to being named in this proxy statement and serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until the earlier of his resignation or his successor is duly appointed or elected and qualified.

Information Regarding Nominees

Certain information regarding each of the Nominees is set forth below. Each person who is not an “interested person” of the Trust, an investment adviser of a Fund of the Trust, or the Distributor within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under the heading “Nominees for Independent Trustees (Currently Serving as Independent Trustees)” below. The person listed under “Nominee for Interested Trustee” below is an “interested person” of the Trust, as that term is defined under Section 2(a)(19) of the 1940 Act, due to her affiliation with the Adviser. The address of each Nominee is 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105. The following table includes certain important information regarding the Nominees, as well as the officers of the Trust:

Nominees for Independent Trustees (Currently Serving as Independent Trustees):

Name and Age	Position Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jeffrey Haas (1) Age: 54	Chairman of the Board and Trustee	Indefinite/ Since Inception	Professor of Law, New York Law School (Since 1996)	4	1
Thomas Kice (1) Age: 66	Trustee	Indefinite/ Since Inception	Senior Adviser of Kice Industries, Inc.	4	None
George Mileusnic(1) Age: 61	Trustee	Indefinite/ Since Inception	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008). Currently serving on the Board of North American State Bank.	4	1
Peter Ochs (1) Age: 63	Trustee	Indefinite/ Since Inception	President of Capital III, Inc. Formerly Manager of Ochs & Associates, Inc.	4	None

Nominee for Interested Trustee:

Name and Age	Position To Be Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust To Be Overseen by Trustee	Other Directorships Held/to be Held by Trustee(3)
Darlene DeRemer(1)(2) Age: 60	Trustee	Indefinite / NA	Ms. DeRemer is Managing Partner and co-founder of Grail Partners (since 2005). She also serves on the Syracuse University board of trustees, and is chair of the Investment & Endowment Committee.	4	2

(1)           Each Trustee is also a Trustee of the American Independence Funds Trust (“AIFT”), which as of December 31, 2015 included eight (8) portfolios or funds – American Independence Large Cap Growth Fund, Rx Dynamic Stock Fund, American Independence JAForlines Risk-Managed Allocation Fund, American Independence International Alpha Strategies Fund, American Independence Kansas Tax-Exempt Bond Fund, American Independence Boyd Watterson Core Plus Fund, American Independence U.S. Inflation-Indexed Fund and AI Hillcrest Small Cap Value Fund.

(2)           Ms. DeRemer is considered to be an Interested Trustee due to her position with Grail Partners, which is an investor in the Adviser of the Trust.

(3)           Ms. DeRemer also serves on the Board of Trustees, as an Independent Trustee, of ARK ETF Trust, which as of December 31, 2015, consists of four (4) portfolios or funds – ARK Innovation ETF, ARK Genomic Revolution Multi-Sector ETF and ARK Web x.0 ETF.

Officers:

Name, Age and Position(s) Held	Length of Time Served as Fund Officer	Principal Occupation During Past 5 Years
Thaddeus (Ted) Leszcynski Age: 69 Chief Compliance Officer	Since 2015	Chief Compliance Officer of RiskX Investments, LLC. Founding member of Compliance Solutions Associates LLC (since September 2009).

John J. Pileggi Age: 56 President and Assistant Treasurer	Since 2015 (President) and Since 2008 (Assistant Treasurer)	Chief Executive Officer of RiskX Investments, LLC. Previously, Managing Partner and founding member of American Independence Financial Services, LLC (since 2005).
Susan Silva Age: 48 Treasurer & Secretary	Since 2010	Chief Administrative Officer of RiskX Investments, LLC (and to American Independence Financial Services, LLC since 2012); Partner, BackOffice Alliance LLC, (2009-2012).

Trustee/Nominee Qualifications. In addition to the information set forth above, the following specific experience, qualifications, attributes and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his/her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Professor Jeffrey J. Haas. Professor Haas has been an Independent Trustee of the Trust since July 2013 and was elected as Chairman of the Board on January 24, 2014. He currently also serves as a Trustee and Chairman of the Board of American Independence Funds Trust. He previously served as an Independent Trustee of the HSBC Funds from 1999 to 2002.  He has been a Director of Wegener Corporation, a media distribution company, since 2002.  Since May 2000 he has been a Professor of Law at The New York Law School.  From July 1996 to April 2000 he was an Associate Professor of Law at The New York Law School.  The courses that Professor Haas has taught include securities regulation, mergers and acquisition, mutual fund regulation, corporate finance and corporations.  From 1988 to 1993 he was a Corporate Attorney at Cravath, Swaine & Moore. He has authored and co-authored numerous books and publications in such areas as Investment Advisor Regulation, Securities Act Rules 144 and 145, fiduciary duties of Directors and Public Offerings.  He has been quoted in over 75 different publications worldwide, including the New York Times and Wall Street Journal and has appeared on CBS Evening News, CNBC Nightly Business Report, CNN and National Public Radio.  Professor Haas received his B.S. in Finance and Classical Civilizations from Florida State University in 1984 and his JD from the University of Pennsylvania in 1988. He was selected as a Trustee based on his business experience, knowledge of the securities law and previous service as an independent mutual fund director.

Thomas Kice. Mr. Kice has been an Independent Trustee of the American Independence Funds Trust since March 2006. Mr. Kice served as an Independent Trustee to predecessor funds of certain funds in the American Independence Funds Trust since their inception in November 1996. He is currently Senior Advisor of Kice Industries, Inc., an industrial engineering company. Mr. Kice previously worked at Kice Industries from 1972 until present in all aspects of business including management, sales, and served as President and CEO from 1987 until 2009.  He is currently serving on the Kice Industries board of directors. Mr. Kice graduated from Wichita State University in 1972 with a B.S. in Business Administration.  He currently serves on the board of directors for McShares Inc., a research products company, in Salina, Kansas.  He was selected as a Trustee based on his business experience and previous service as an independent mutual fund director.

George Mileusnic. Mr. Mileusnic has been an Independent Trustee of the Trust since July 2013. He currently also serves as a Trustee and the Audit Committee Chairman of the American Independence Funds Trust.  Mr. Mileusnic served as an Independent Trustee to predecessor funds of certain funds in the American Independence Funds Trust since their inception in November 1996.  Mr. Mileusnic, currently retired, previously served as Chief Financial Officer for Caribou Coffee from 2001-2008.  From 1989 to 1996 he was Chief Financial Officer and from 1996 to 1998 he served as Executive Vice President of The Coleman Company.  From 1978 to 1989 he served as Financial Analyst, Director, Acquisitions, Controller, Grain Merchandising  Division and Senior Vice President for Pillsbury/Burger King (Burger King was a subsidiary of Pillsbury). Mr. Mileusnic currently serves on the Board of Directors of North American State Bank, a local community bank in Minnesota. Mr. Mileusnic has also served on the Boards of Directors of Cool Clean, Inc. and Top Hat Inc. Mr. Mileusnic graduated from Carleton College with a BA in Economics in 1976 and an M.B.A. in Accounting from the University of Chicago in 1978.  Mr. Mileusnic was selected as a Trustee based on his experience in finance and accounting, with over 30 years of senior financial management, and his service as a Board Member for numerous other companies.

Peter L. Ochs. Mr. Ochs has been an Independent Trustee of the American Independence Funds Trust since March 2006. Mr. Ochs served as an Independent Trustee to predecessor funds of certain funds in the American Independence Funds Trust since September 2001. Mr. Ochs has served as President of Capital III, Inc. from June 1982 to present.  Mr. Ochs was previously employed by the United American Bank in Wichita, Kansas from June 1974 to June 1982.  Mr. Ochs received a BA in Business Administration/Finance from the University of Kansas in 1974.  Mr. Ochs is a Director of UTG, Inc. a public insurance company.  Mr. Ochs was selected as a Trustee because of his extensive experience in finance and accounting, with over 30 years of senior financial management.

Darlene T. DeRemer (Proposed Interested Trustee). Ms. DeRemer is Managing Partner of Grail Partners (“Grail”), which she founded in 2005 along with Mr. Donald H. Putnam. Grail is an advisory merchant bank serving the investment management industry from offices in Boston, New York and San Francisco; Grail partners have worked on over 250 strategic transactions involving asset management businesses over two decades. In addition to heading up Grail’s Boston office, Ms. DeRemer is the senior banker focusing on the asset management industry worldwide, and has advised clients in a wide range of strategic transactions. Prior to becoming an investment banker at Putnam Lovell NBF in 2003, Ms. DeRemer spent twenty five years as a leading adviser to the financial services industry, specializing in strategic marketing, planning, product design and the implementation of innovative service strategies. Her work on outsourcing and use of technology has transformed her fund company clients. She has participated in numerous fund company asset management restructuring transactions. Since shifting to investment banking full time, Ms. DeRemer has led or participated in a score of advisory transactions. Her current clients include sale and purchase mandates for institutional and mutual fund managers in the U.S., as well as restructuring assignments for alternative investment firms that seek to tap the public markets in the U.S. and abroad. Ms. DeRemer ran NewRiver’s eBusiness Advisory unit for four years, until 2003, prior to which she operated her own strategy firm in asset management, DeRemer & Associates, for eighteen years. Founded in 1987, DeRemer & Associates was the first consultancy focused on the U.S. mutual fund industry. From 1985 to 1987, Ms. DeRemer was Vice President and Director in the Asset Management Division of State Street Bank & Trust Company (now State Street Global Advisors) where she managed the $4 billion Pension Real Estate Department and developed Marketing Communications and Client Service programs. Before joining State Street, Ms. DeRemer was a Vice President at T. Rowe Price & Associates from 1982 to 1985. Ms. DeRemer’s career started in strategic planning, at Tiger International and its subsidiary, Flying Tiger Airlines. Ms. DeRemer earned a BS in finance and marketing in 1977 summa cum laude and MBA degree in 1979 with distinction from Syracuse University. She graduated Beta Gamma Sigma (Phi Beta Kappa analogous).

Board Committees and Meetings. The Board had four regularly scheduled meetings and four special meetings in 2015; and intends to hold four regularly scheduled meetings in 2016.

Audit Committee.   The Trust has an Audit Committee, consisting of the current Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust – Messrs. Haas and Mileusnic. If elected as Trustees, Messrs. Kice and Ochs will also serve on the Audit Committee. The Audit Committee makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. Mr. Mileusnic serves as the Chairman of the Audit Committee. In the last fiscal year ended October 31, 2015, the Audit Committee met twice.

Nominating Committee.   The Trust has a Nominating Committee, whose members are Messrs. Haas and Mileusnic. Mr. Haas serves as the Chairman of the Nominating Committee. If elected as Trustees, Messrs. Kice and Ochs will also serve on the Nominating Committee. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. The Nominating Committee also considers candidates from among the Trustees to serve as Chairperson of the Board and annually reviews the compensation of the Trust’s independent trustees. In 2015, the Nominating Committee held one meeting.

Shareholder Nominations.  The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Rx Funds Trust, 1345 Avenue of the Americas, 2nd Floor, New York, New York 10105.

Risk Oversight.  As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks and operational risks. The Fund’s investment adviser and administrator, RiskX Investments, LLC (“RiskX Investments”) and UMB Fund Services as Sub-Administrator, have primary responsibility for the Funds’ risk management on a day-to-day basis as part of their overall responsibilities. The Funds’ sub-advisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of the Fund, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and sub-adviser, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Fund’s Chief Compliance Officer, the investment adviser, other service providers and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the Adviser’s President, Fund Services to review the results of internal audits of relevance to the Funds. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership in the Fund Complex. The following table sets forth, as of December 31, 2015, any ownership by a Trustee or their immediate family members in the Funds and Fund Complex.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All of the Fund Family/Complex(1)
Jeffrey Haas	None	Over $100,000
Thomas F. Kice	None	None
George Mileusnic	None	Over $100,000
Peter Ochs	None	None
Darlene DeRemer	None	None

(1)     Both Mr. Haas and Mr. Mileusnic hold shares in funds of the affiliated Trust, AIFT.

No Independent Trustee held securities in the investment adviser or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

Board Compensation. Trustees who are not officers, directors or employees of RiskX Investments or the Distributor receive from the Trust, an annual fee of $3,000 and a fee of $1,500 for each Board meeting attended ($500 if held in conjunction with the AIFT Board meeting), $1,000 for each telephonic or Committee meeting attended ($500 if held in conjunction with the AIFT Board meeting), and reimbursement for expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $500 for each Board meeting attended. The Chairman of the Audit Committee receives an additional fee of $500 for each Audit Committee attended. The Chairman of the Nominating Committee receives an additional fee of $500 for each Nominating Committee attended. The Trust paid the following amounts for its fiscal year ended, October 31, 2015:

Name of Person, Position	Aggregate Compensation from Trust(1)	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustees(2)
Interested Trustees:
Darlene DeRemer	$0	N/A	N/A	$ 0
Non-Interested Trustees:
Terry Carter(3)	$6,000	N/A	N/A	$23,500
Jeffrey Haas	$8,000	N/A	N/A	$28,500
Tom Kice	$0	N/A	N/A	$15,500
George Mileusnic	$7,000	N/A	N/A	$22,500
Pete Ochs	$0	N/A	N/A	$12,500

(1)  The Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund paid a portion of the Trustees fees noted above, allocated amongst all the Funds in the Trust, which had commenced operations, based on average net assets during the October 2014 fiscal year. Fees were paid by one other fund in the Trust, the American Independence Laffer Dividend Growth Fund, which was liquidated on August 31, 2015. The Rx Tactical Rotation Fund and Rx Traditional Allocation Fund commenced operations on August 5, 2015.

(2) The Total Compensation from the Trust and Fund Complex includes fees paid by the American Independence Funds Trust, which included 7 funds as of the fiscal year ended October 31, 2015.

(3) Mr. Carter retired in September, 2015. Fees shown represent what he earned during the fiscal year ended October 31, 2015.

Shareholder Communications with Trustees. Shareholders who wish to communicate in writing with the Board or any Trustee may do so by sending their written correspondence addressed to the Board of the Rx Funds Trust, 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Board Meetings and Attendance of Trustees. The Board holds regularly scheduled, quarterly meetings during the year and two Audit Committee meetings during the year. Nominating Committee meetings are held on an as needed basis and telephonic and/or in-person special meetings are scheduled as requested by either the Adviser or the Board. During the fiscal year ended October 31, 2015, the following meetings were held:

Type of Meeting	# of Meetings Held
Regular	4
Special	4
Audit Committee Meetings	2
Nominating Committee Meetings	1

No Trustee attended fewer than 75 percent of the aggregate of (1) the total number of meetings of the Board held or (2) the total number of meetings held by all committees of the Board.

Independent Registered Public Accounting Firm. Grant Thornton LLP (“Grant Thornton”), 175 W. Jackson Blvd., Chicago, IL 60604-2687, an independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, Grant Thornton reviews the Funds’ tax returns and may also provide assistance with other accounting and tax related matters. A representative of Grant Thornton will be available at the Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. Grant Thornton has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds or RiskX Investments or any Sub-Adviser.

Audit, Audit-Related and Tax Fees. The table below provides the aggregate fees billed during each Fund’s initial fiscal year by Grant Thornton for engagements directly related to the operations and financial reporting of each Fund for services provided to the Fund. Audit Fees are the aggregate fees billed for professional services for the audit of the Funds’ annual financial statements and services provided in connection with statutory and regulatory filings or engagements. Tax Fees are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning, including excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the sub-administrator. There were no audit-related fees or other fees billed to the Funds by Grant Thornton that are not in the Audit Fees. There were no non-audit fees billed by Grant Thornton for engagements directly related to the Funds, the Adviser and any entity controlling, controlled by, or under common control with the Adviser.

	2015
Fund	Audit	Tax
Rx MAR Tactical Moderate Growth Fund	$15,529	$4,563
Rx MAR Tactical Growth Fund	15,529	4,563
Rx Tactical Rotation Fund	15,529	4,563
Rx Traditional Allocation Fund	15,529	4,563

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by Grant Thornton. All of the services described above were pre-approved in accordance with the Audit Committee’s pre-approval procedures.

Expenses related to Proposal 3

All mailing, proxy solicitation and tabulation expenses associated with Proposal 3 will be borne by RiskX Investments.

Vote Required for Proposal 3

Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

For the Trust, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Trustees of the Trust. For purposes of determining the approval of the proposal to elect Nominees for each Trust, abstentions and broker non-votes will have no effect.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 3.

___________________

ADDITIONAL INFORMATION ABOUT THE FUNDS

Ownership of Shares

As of the Record Date, to the knowledge of the Trust’s management, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of the MAR Tactical Funds. Mr. Steve Wruble owns 8.29% of the Rx Tactical Rotation Fund and Mr. Eric Rubin owns 95.51% of the Rx Traditional Allocation Fund. To the knowledge of the Trust’s management, at the close of business on the Record Date, the only persons owning beneficially more than five percent of the outstanding shares of the Fund were those listed in Appendix D.

Each share of each Fund is entitled to one vote. Shareholders of each Fund at the close of business on the Record Date will be entitled to be present and give voting instructions for the Funds at the Meeting with respect to their shares owned as of the Record Date. For each Fund, as of the Record Date, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was:

Fund	Total Number of Shares	Total Net Assets
Rx Tactical Rotation Fund	12,732	$109,847
Rx Traditional Allocation Fund	6,247	$51,976
Rx MAR Tactical Moderate Growth Fund	1,870,203	$18,467,448
Rx MAR Tactical Growth Fund	1,685,054	$16,120,281

Shareholder Meeting Costs and Voting Procedures

Costs. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by RiskX Investments, including any additional solicitation made by letter or telephone. Such costs are expected to range from $15,000 to $35,000.

Voting Information. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of RiskX Investments and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

Approval of each of Proposals 1 and 2 requires an affirmative vote of the lesser of (i) 67% or more of the shares of each Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of that Fund.

Approval of Proposal 3 requires the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting to elect a Trustee of the Trust.

Adjournment. In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. If the proposed adjournment relates to a Proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund’s shares present in person or by proxy and entitled to vote at the Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting. Under applicable law, abstentions and broker non-votes do not constitute votes “for” or “against” any proposal and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.

Trust’s Distributor

Matrix Capital Group, Inc., which is located at 419 Lafayette Street, New York, NY 10003, serves as the Distributor for the Funds pursuant to a Distribution Agreement with the Trust.

Fund Administration

RiskX Investments, LLC, located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, serves as the administrator to the Trust and provides day-to-day administrative services pursuant to an Administration Agreement. RiskX Investments also provides the Trust with office space, facilities and business equipment and generally administers the Trust’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust.

RiskX Investments has contracted with UMB Fund Services, Inc. to provide certain sub-administrative services to the Funds pursuant to a Sub-Administration Services Agreement.

Affiliated Broker

During the Funds’ most recent fiscal year, none of the Funds paid commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Trust, Risk-X Investments or any of the Sub-Advisers (Welton and Frame Global), or affiliated persons of such persons.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Board of Trustees

Susan L. Silva
Secretary Rx Funds Trust

January 29, 2016

APPENDIX A

[Form of]

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this [ ] day of [ ], 2016, between RiskX Investments, LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), and Rx Funds Trust, a business trust organized under the laws of the State of Delaware (the “Trust“).

WHEREAS, the Adviser is principally engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Trust proposes to engage in the business of an investment company and is registered as such under the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust offers shares representing interests in each of the separate series listed on Schedule A attached hereto (collectively, the “Initial Funds”);

WHEREAS, the Trust may, from time to time, offer shares representing interests in one or more additional series (each, an “Additional Fund” and collectively, the “Additional Funds”); and

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to the Initial Funds as well as the “Additional Funds” (each such Additional Fund and Initial Fund being referred to herein individually as a “Fund” and collectively as the “Funds”).

NOW THEREFORE, the parties hereto hereby agree as follows:

1. APPOINTMENT OF ADVISER

The Trust hereby appoints the Adviser to act as investment adviser for the Initial Funds for the period and on terms set forth herein. The Adviser accepts such appointment and agrees to render such services for the compensation set forth herein. In the event that the Trust desires to retain the Adviser to render investment advisory services hereunder with respect to an Additional Fund, and the Adviser is willing to render such services, Schedule A shall be amended in accordance with Section 8, paragraph b herein, whereupon such Additional Fund shall become a Fund hereunder.

2. DUTIES OF THE ADVISER

The Adviser, at its own expense shall: (i) furnish continuously an investment program for each Fund; (ii) manage the investment and reinvestment of Fund assets; (iii) determine what investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested; (iv) make changes on behalf of the Trust in the investments for each Fund; (v) provide the Trust with records concerning the Adviser‘s activities that the Trust is required to maintain; and (vi) render reports to the Trust‘s officers and Board of Trustees concerning the Adviser‘s discharge of the foregoing responsibilities. In addition, the Adviser will arrange for other necessary services, including custodial, transfer agency and administration. The Adviser shall furnish to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund. The Adviser may at its expense employ others to provide all or any part of such facilities and personnel.

In carrying out its obligations the Investment Manager shall: (a) supervise and manage all aspects of the Funds’ operations; (b) provide the Funds or obtain for each, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Trust’s Board of Trustees; (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Funds’ shareholders and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; (d) provide the Funds with, or obtain for each, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Funds’ principal office; (e) provide the Board of Trustees of the Trust on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies; (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the Funds or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Funds; (g) determine what issuers and securities shall be represented in the Funds’ respective portfolios and regularly report them to the Board of Trustees of the Trust; (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees of the Trust; and (i) take, on behalf of the Funds, all actions which appear necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, each Fund’s investment objective and policies, as set forth in the then current prospectus and statement of additional information for such Fund contained in the Trust’s Registration Statement on Form N-1A, as such prospectus and statement of additional information is amended or supplemented from time to time, and applicable laws and regulations.

3.       CERTAIN RECORDS AND REPORTS

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the 1940 Act that are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust at its request (the “Records”). The Adviser agrees to preserve the Records for the periods prescribed in Rule 31a-2 under the 1940 Act. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

4.       ADVISORY FEES

For the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser a fee at the rate set forth on Schedule A attached hereto. The Adviser agrees to pay all expenses incurred by the Trust except for interest, taxes, brokerage expenses and other expenses connected with the execution of portfolio transactions, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to rule 12b-1 under the 1940 Act. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect to any Fund duly approved in accordance with Section 8, paragraph b hereunder. All fees payable hereunder shall be accrued daily and paid as soon as practical after the last day of each month.

In any case of commencement or termination of this Agreement with respect to any Fund during any calendar quarter, the fee with respect to such Fund for that quarter shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

5.       PORTFOLIO TRANSACTIONS

In connection with the management of the investment and reinvestment of Fund assets pursuant to this Agreement, the Adviser, acting by its own officers, directors or employees, is authorized to select the brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust’s principal underwriter) that will execute purchase and sale transactions for the Trust. In executing portfolio transactions and selecting brokers or dealers, if any, the Adviser will use its best efforts to seek on behalf of a Fund the best overall terms available, as described from time to time, in the Trust’s Registration Statement. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to any fund of the Trust. The Adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. The Trust acknowledges that any such research may be useful to the Adviser in connection with other accounts managed by it. Brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to applicable rules and regulations. The Adviser will promptly communicate to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

6.       LIABILITY OF ADVISER

Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders resulting from any willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder, the reckless disregard of its duties or obligations hereunder, or breach of its fiduciary duty to the Trust, any Fund or its shareholders.

7.       FORCE MAJEURE

Notwithstanding any other provision of this Agreement, Adviser shall not be liable for any loss suffered by the Trust or its shareholders caused directly or indirectly by circumstances beyond Adviser’s reasonable control including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, labor difficulties, fires, earthquakes, floods or other catastrophes, acts of God, wars, riots or failures of communication or power supply.

8.       DURATION, TERMINATION AND AMENDMENT

a.     Duration. This Agreement shall become effective with respect to each Initial Fund on the date hereof and, with respect to any Additional Fund, on the date Schedule A is amended to reflect such Additional Fund in accordance with paragraph b below. Unless terminated in accordance with this Section 8, the Agreement shall remain in full force and effect for two years from the date hereof with respect to each Initial Fund and, with respect to each Additional Fund, for two years from the date on which such Fund becomes a Fund hereunder.

Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to such Fund is specifically approved at least annually (i) by either the Board of Trustees of the Trust or by vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund, and (ii), in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

b.     Amendment. Any amendment to this Agreement shall become effective with respect to a Fund upon approval of the Adviser, the Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval and, if required under the 1940 Act, a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

c.     Approval, Amendment or Termination by a Fund. Any approval, amendment or termination of this Agreement with respect to a Fund will not require the approval of any other Fund or the approval of a majority of the outstanding voting securities of the Trust, unless such approval is required by applicable law.

d.     Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

e.     Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case on not less than 30 days’ nor more than 60 days’ prior written notice to the other party; provided, that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange.

9.       SERVICES NOT EXCLUSIVE

The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

10.    MISCELLANEOUS

a.     Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

b.     Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

c.     Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

d.     Execution by Counterpart. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

e.     Survival After Termination. The rights and obligations set forth in Paragraphs 5 and 7 shall survive the termination of this Agreement.

f.      Permissible Interests. Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, agents, shareholders or otherwise; directors, partners, officers, agents and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise.

11.    LICENSE AGREEMENT.

The Trust shall have the non-exclusive right to use the name “American Independence“ to designate itself and any current or future series of shares only so long as RiskX Investments, LLC serves as investment manager or adviser to the Trust with respect to such series of shares. In the event that the Adviser ceases to act as the investment adviser to the Funds, the Trust shall cease using the names “American Independence” and “RiskX Funds”.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date first set forth above.

RX FUNDS TRUST
By:
Name:
Title

RISKX INVESTMENTS, LLC
By:
Name:
Title

Schedule A
to the

INVESTMENT ADVISORY AGREEMENT

Dated [ ], 2016

between
Rx Funds Trust
and
RiskX Investments, LLC

Pursuant to Section 4, the Trust, on behalf of each Fund listed below, shall pay the Adviser compensation at the following annual rates on the average net assets of such Fund:

Fund	Effective Date	Annual Rate

Rx MAR Tactical Moderate Growth Fund		0.75%
Rx MAR Tactical Growth Fund		0.75%

APPENDIX B

Additional Information About the Funds’ Investment Adviser

Fees Paid to RiskX Investments (formerly American Independence):

The following table reflects the fees paid to RiskX Investments (formerly American Independence) during the most recent fiscal year-end, October 31, 2015.

Fund	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees Paid (Reimbursed)	Admini- stration Fees
Rx Tactical Rotation Fund(1)	129	(42,252)	(42,123)	16
Rx Traditional Allocation Fund(1)	122	(41,489)	(41,367)	17
Rx MAR Tactical Moderate Growth Fund	113,886	(159,511)	(45,625)	18,981
Rx MAR Tactical Growth Fund	117,136	(147,780)	(30,644)	19,523

(1) The Fund did not commence operations until August 5, 2015

B-1

APPENDIX C1

Form of Investment Sub-Advisory Agreement with Welton Fund Advisors LLC

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this _____ day of ______, 2016 by and between RiskX Investments, LLC (“Adviser”) and Welton Fund Advisors LLC (“Sub-Adviser”); the Adviser and Sub-Adviser each, a “Party” and together, the “Parties”.

WHEREAS, the Rx Funds Trust (the “Trust”), a Delaware statutory trust, is an open-end, management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of multiple portfolio series, each having its own investment objective, policies and restrictions; and

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund, each a series of the Trust (each a “Fund” and together the “Funds”), subject to the supervision and control of the Trust’s Board of Trustees; and

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser has entered or intends to enter in sub-investment advisory agreements with one or more sub-advisors with respect to the Funds to provide model portfolios; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Funds, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, with respect to each Fund the Parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Funds for the period and on the terms set forth herein as the Adviser, from time to time, may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.

(i) Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of each Fund’s assets and, with respect to such assets, to (b) continuously review, supervise, and administer the investment program of each Fund which is created by the Adviser; (c) continuously monitor, supervise and implement the investment recommendations of other investment sub-advisers as the Adviser may from time to time engage with a view to monitor and moderate risk as more fully set forth in the Trust’s registration statement filed with the U.S. Securities and Exchange Commission (“SEC”), as amended from time to time (“Registration Statement), (d) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by each Fund; (e) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (f) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

(ii) Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Funds as set forth in the Trust’s then-current Registration Statement as filed with the U.S. Securities and Exchange Commission (“SEC”), as amended from time to time, and (c) applicable laws and regulations.

(iii)  Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of each Fund; (b) maintain books and records with respect to each Fund’s securities transactions; and (c) instruct the Trust’s Custodian(s) to hold and/or transfer each Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)

3.         Fund Transactions.  Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Fund, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other Funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The parties hereto acknowledge that it is desirable for the Funds that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Funds.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Adviser’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Funds with orders for its other clients and accounts where: (a) such aggregation or bunching of order is not inconsistent with the Fund’s investment objectives, policies and procedures, (b) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (b) Sub-Adviser shall be cognizant of its fiduciary obligations to the Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to each Fund’s transactions as they may reasonably request.

4.         Representations, Warranties and Covenants.  Each Party represents, warrants and covenants to the other Party that:

(i)    It is currently registered with SEC as an investment adviser, will at all times keep current such registration and will immediately notify the other Party of any change in status: and

(ii)   Entry into this Agreement has been duly authorized and represents a valid and binding agreement.

5.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and payable to the Sub-Adviser monthly in arrears by the tenth day of each month, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of each Fund (as determined on each business day at the time each Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of each Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of each Fund’s net assets in connection with the determination of the net asset value of each Fund’s shares.

6.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

7.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

8.         Status of Sub-Adviser. The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Funds in any way or otherwise be deemed an agent to the Adviser or the Funds.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Funds, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Funds.

9.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13F, 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Funds due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

10        Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

11.       Confidential Information.

(i)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Funds may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of three (3) years from the date of termination of this Agreement, unless a later date is specified in writing.

(ii)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

12.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s registration statement as required by law.

13.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of the Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by (A) the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or (B) a vote of a “majority” (as defined in the 1940 Act) of each Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of each Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

14.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary business address of such party as reflected on its current Form ADV as filed with the SEC, unless such party has previously designated another address.

15.       Use of Name.  Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Funds’ disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Funds in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each Party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the Party in question and its affiliates, and that the other Party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, each Party shall forthwith cease to use the name of the other Party (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

It is understood that the name of the Trust and the Funds and any derivatives thereof or logos associated with that name is the valuable property of the Trust and the Funds, and that the Sub-Adviser has the right to use such names pursuant to the relationship created between the Adviser and Sub-Adviser by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Sub-Adviser shall forthwith cease to use the names of the Trust or Funds (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

16.       Amendments.  This Agreement may be amended in writing signed by the parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

17.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

18.       Severability. If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

19.       Miscellaneous

(i)    This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(ii)   Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(iii) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(iv)  This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

(v)  A copy of the Trust’s Trust Instrument is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Welton Fund Advisors LLC	RiskX Investments, LLC

By: President	By:
Name:	Name:
Title:	Title:

Schedule A

to the

Investment Sub-Advisory Agreement

between

RiskX Investments, LLC

And

Welton Fund Advisors LLC

Pursuant to Section 4 of this Agreement, the Adviser will pay to the Sub-Adviser an investment advisory fee (the “Fee”) equal to an annualized rate of the average daily net assets of each of the Funds as follows:

Fund	Gross Fee per annum
Rx MAR Tactical Moderate Growth Fund	0.1875%
Rx MAR Tactical Growth Fund	0.1875%

The Fee may be less than the percentages stated above under circumstances agreed upon by the Advisor and Sub-Adviser, based upon criteria such as any one of the Funds being in expense reimbursement status; shareholder retention; new shareholder asset growth; and other relevant criteria agreed upon between the parties. The Sub-Adviser shall receive payment from the Adviser only if such Fund is not receiving a reimbursement from the Adviser, but is paying out a fee.

DATED: [ ], 2016

APPENDIX C2

Form of Investment Sub-Advisory Agreement with Frame Global Asset Management, Ltd.

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this _____ day of ______, 2016 by and between RiskX Investments, LLC (“Adviser”) and Frame Global Asset Management, Ltd. (“Sub-Adviser”); the Adviser and Sub-Adviser each, a “Party” and together, the “Parties”.

WHEREAS, Rx Funds Trust (the “Trust”), a Delaware statutory trust, is an open-end, management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of multiple portfolio series, each having its own investment objective, policies and restrictions; and

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund, each a series of the Trust (each a “Fund” and together the “Funds”), subject to the supervision and control of the Trust’s Board of Trustees; and

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser has entered or intends to enter in sub-investment advisory agreements with one or more sub-advisors; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Funds, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, with respect to each Fund the Parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Funds for the period and on the terms set forth herein as the Adviser, from time to time, may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.

(i)  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of each Fund’s assets and, with respect to such assets, to (b) continuously review, supervise, and administer the investment program of the Funds which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Funds; such non-discretionary investment services provided in Sections 2 (a)-(c) are referred to herein as each Fund’s “Model Portfolio” (d) provide the Adviser, other sub-investment advisers as the Adviser may direct, and the Trust with records concerning Sub-Adviser’s activities and Model Portfolio which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

(ii)  Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Funds as set forth in the Trust’s then-current registration statement as filed with the U.S. Securities and Exchange Commission (“SEC”), as amended from time to time, and (c) applicable laws and regulations.

(iii)  For the avoidance of doubt, Sub-Adviser with respect to the Model Portfolio shall have no duty, obligation or right to (a) oversee the placement of purchase and sale orders on behalf of the Funds; (b) maintain books and records with respect to each Fund’s securities transactions; or (c) give instructions to the Trust’s Custodian(s).

3          Representations, Warranties and Covenants.  Each Party represents, warrants and covenants to the other Party that:

(i)    It is currently registered with SEC as an investment adviser, will at all times keep current such registration and will immediately notify the other Party of any change in status: and

(ii)   Entry into this Agreement has been duly authorized and represents a valid and binding agreement.

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Section 2 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and payable to the Sub-Adviser monthly in arrears by the tenth day of each month, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of each Fund (as determined on each business day at the time the Fund calculates its net asset value per share).  By the tenth day of each month, the Adviser will also provide the Sub-Adviser with a detailed fee calculation including the average monthly net assets of the Funds. For purposes of calculating Sub-Adviser’s compensation, the value of each Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of each Fund’s net assets in connection with the determination of the net asset value of each Fund’s shares.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser. The services of Sub-Adviser to the Adviser are deemed exclusive in the United States.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Funds in any way or otherwise be deemed an agent to the Adviser or the Funds.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Funds, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Funds.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or any Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(i)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Fund may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of three (3) years from the date of termination of this Agreement, unless a later date is specified in writing.

(ii)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s registration statement as required by law.

12.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of the Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by (A) the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or (B) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of each Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate (i) in the event of its “assignment” (as defined in the 1940 Act) or (ii) upon termination of the sub-investment advisory agreement between the Adviser and Welton Fund Advisors LLC.

13.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary business address of such party as reflected on its current Form ADV as filed with the SEC, unless such party has previously designated another address.

14.       Use of Name.  Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Funds’ disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Funds in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each Party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the Party in question and its affiliates, and that the other Party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, each Party shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

It is understood that the name of the Trust and the Funds and any derivatives thereof or logos associated with that name is the valuable property of the Trust and the Funds, and that the Sub-Adviser has the right to use such names pursuant to the relationship created between the Adviser and Sub-Adviser by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Sub-Adviser shall forthwith cease to use the names of the Trust or Funds (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.       Amendments.  This Agreement may be amended in writing signed by the parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms.  As used in this Agreement, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

17.       Severability. If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Miscellaneous

(i)    This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(ii)   Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(iii) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(iv)  This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

(v)  A copy of the Trust’s Trust Instrument is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Frame Global Asset Management, Ltd.	RiskX Investments, LLC

By: President	By:
Name:	Name:
Title:	Title:

Schedule A

To Investment Sub-Advisory Agreement

between

RiskX Investments, LLC

and

Frame Global Asset Management, Ltd.

Pursuant to Section 4 of this Agreement, the Adviser will pay to the Sub-Adviser an investment advisory fee (the “Fee”) equal to an annualized rate of the average daily net assets of each of the Funds as follows:

Fund	Gross Fee per annum
Rx MAR Tactical Moderate Growth Fund	0.1875%
Rx MAR Tactical Growth Fund	0.1875%

The Fee may be less than the percentages stated above under circumstances agreed upon by the Adviser and Sub-Adviser, based upon criteria such as any one of the Funds being in expense reimbursement status; shareholder retention; new shareholder asset growth; and other relevant criteria agreed upon between the parties. The Sub-Adviser shall receive payment from the Adviser only if such Fund is not receiving a reimbursement from the Adviser, but is paying out a fee.

DATED: [ ], 2016

APPENDIX D

BENEFICIAL OWNERS OF TRUST SHARES

As of the Record Date, the table below provides information on the persons owning, or beneficially owning, as of record 5% or more of the Funds.

Fund	Name and Address of Beneficial Owner	Shares Outstanding	Percent of Fund by Class
RX TACTICAL ROTATION FUND – INSTITUTIONAL CLASS	PERSHING LLC	4,055.134	31.85%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	CUST FOR THE IRA OF	2,651.235	20.82%
	SANDRA C WHITWORTH
	16013 S DESERT FOOTHILLS PKWY #1090
	PHOENIX AZ 85048-8441

	PERSHING LLC	1,661.475	13.05%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	LPL FINANCIAL	1,046.842	8.22%
	FBO CUSTOMER ACCOUNTS
	ATTN MUTUAL FUND OPERATIONS
	PO BOX 509046
	SAN DIEGO CA 92150-9046

RX TACTICAL ROTATION FUND –CLASS A	SANDRA C WHITWORTH	1,684.657	13.23%
	16013 S DESERT FOOTHILLS PKWY #1090
	PHOENIX AZ 85048-8441

	TD AMERITRADE FBO	1,054.852	8.29%
	STEVEN WRUBLE &
	MOLLI SHANNON WRUBLE JT TN
	8313 N 123RD CIR
	OMAHA NE 68142-1773

RX TACTICAL ROTATION FUND –CLASS C	SANDRA C WHITWORTH	95.038	0.75%
	16013 S DESERT FOOTHILLS PKWY #1090
	PHOENIX AZ 85048-8441

RX TRADITIONAL ALLOCATION FUND – INSTITUTIONAL CLASS
	SSB&T CO C/F IRA R/O	509.856	8.16%
	ERIC M RUBIN
	3612 E DESERT WILLOW RD
	PHOENIX AZ 85044-7130

RX TRADITIONAL ALLOCATION FUND – CLASS A
	SSB&T CO C/F IRA R/O	4,947.094	79.19%
	ERIC M RUBIN
	3612 E DESERT WILLOW RD
	PHOENIX AZ 85044-7130

RX TRADITIONAL ALLOCATION FUND – CLASS C
	SSB&T CO C/F IRA R/O	509.042	8.15%
	ERIC M RUBIN
	3612 E DESERT WILLOW RD
	PHOENIX AZ 85044-7130

RX MAR TACTICAL MODERATE GROWTH FUND – INSTITUTIONAL CLASS
	LPL FINANCIAL	776,494.992	41.52%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

RX MAR TACTICAL MODERATE GROWTH FUND – CLASS A	LPL FINANCIAL	694,290.115	37.12%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

RX MAR TACTICAL MODERATE GROWTH FUND – CLASS C	LPL FINANCIAL	273,442.808	14.62%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

RX MAR TACTICAL GROWTH FUND – INSTITUTIONAL CLASS	LPL FINANCIAL	196,561.393	11.66%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

RX MAR TACTICAL GROWTH FUND – CLASS A	LPL FINANCIAL	709,082.517	42.08%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

RX MAR TACTICAL GROWTH FUND – CLASS C	LPL FINANCIAL	183,790.872	10.91%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

PROXY

Rx Funds Trust

Rx Tactical Rotation Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.rxfunds.com

SPECIAL MEETING OF SHAREHOLDERS

March 21, 2016

The undersigned hereby appoints Eric M. Rubin and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the Rx Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on March 21, 2016, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	NOT APPLICABLE
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[X]
Proposal 2a:
To approve a new investment sub-advisory agreement between RiskX Investments, LLC and Welton Fund Advisors, LLC	[X]
Proposal 2b:
To approve a new investment sub-advisory agreement between RiskX Investments, LLC and Frame Global Asset Management, Ltd.	[X]
Proposal 3:	FOR	WITHHOLD
To elect each of the Trustees below to the Trust’s Board:
4a. Jeffrey Haas	[ ]	[ ]
4b. Thomas Kice	[ ]	[ ]
4c. George Mileusnic	[ ]	[ ]
4d. Peter Ochs	[ ]	[ ]
4e. Darlene DeRemer (Interested Trustee)	[ ]	[ ]
Proposal 4:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.   PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

Rx Funds Trust

Rx MAR Tactical Moderate Growth Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.rxfunds.com

SPECIAL MEETING OF SHAREHOLDERS

March 21, 2016

The undersigned hereby appoints Eric M. Rubin and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the Rx Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on March 21, 2016, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2a:	FOR	AGAINST	ABSTAIN
To approve a new investment sub-advisory agreement between RiskX Investments, LLC and Welton Fund Advisors, LLC	[ ]	[ ]	[ ]
Proposal 2b:	FOR	AGAINST	ABSTAIN
To approve a new investment sub-advisory agreement between RiskX Investments, LLC and Frame Global Asset Management, Ltd.	[ ]	[ ]	[ ]
Proposal 3:	FOR	WITHHOLD
To elect each of the Trustees below to the Trust’s Board:
4a. Jeffrey Haas	[ ]	[ ]
4b. Thomas Kice	[ ]	[ ]
4c. George Mileusnic	[ ]	[ ]
4d. Peter Ochs	[ ]	[ ]
4e. Darlene DeRemer (Interested Trustee)	[ ]	[ ]
Proposal 4:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

Rx Funds Trust

Rx MAR Tactical Growth Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.rxfunds.com

SPECIAL MEETING OF SHAREHOLDERS

March 21, 2016

The undersigned hereby appoints Eric M. Rubin and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the Rx Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on March 21, 2016, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2a:	FOR	AGAINST	ABSTAIN
To approve a new investment sub-advisory agreement between RiskX Investments, LLC and Welton Fund Advisors, LLC	[ ]	[ ]	[ ]
Proposal 2b:	FOR	AGAINST	ABSTAIN
To approve a new investment sub-advisory agreement between RiskX Investments, LLC and Frame Global Asset Management, Ltd.	[ ]	[ ]	[ ]
Proposal 3:	FOR	WITHHOLD
To elect each of the Trustees below to the Trust’s Board:
4a. Jeffrey Haas	[ ]	[ ]
4b. Thomas Kice	[ ]	[ ]
4c. George Mileusnic	[ ]	[ ]
4d. Peter Ochs	[ ]	[ ]
4e. Darlene DeRemer (Interested Trustee)	[ ]	[ ]
Proposal 4:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

Rx Funds Trust

Rx Traditional Allocation Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.rxfunds.com

SPECIAL MEETING OF SHAREHOLDERS

March 21, 2016

The undersigned hereby appoints Eric M. Rubin and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the Rx Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on March 21, 2016, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	NOT APPLICABLE
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[X]
Proposal 2a:
To approve a new investment sub-advisory agreement between RiskX Investments, LLC and Welton Fund Advisors, LLC	[X]
Proposal 2b:
To approve a new investment sub-advisory agreement between RiskX Investments, LLC and Frame Global Asset Management, Ltd.	[X]
Proposal 3:	FOR	WITHHOLD
To elect each of the Trustees below to the Trust’s Board:
4a. Jeffrey Haas	[ ]	[ ]
4b. Thomas Kice	[ ]	[ ]
4c. George Mileusnic	[ ]	[ ]
4d. Peter Ochs	[ ]	[ ]
4e. Darlene DeRemer (Interested Trustee)	[ ]	[ ]
Proposal 4:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.